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                                  Exhibit 10.7
                    PLASTIC SPECIALITIES & TECHNOLOGIES, INC.

                                 PROMISSORY NOTE
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$500,000                                                      May 20, 1988
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Peter R. Harvey, after, date, for value received, the undersigned promises to pay to the order of Plastic Specialities and Technologies, Inc. the sum of Five Hundred Thousand Dollars, with interest at the prime rate in effect at major New York City banks from the date hereof. The rate will be determined quarterly and payable annually on July 31.

                                                     /s/ Peter R. Harvey
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